                   AmeriCredit Automobile Receivables Trust 1996-B
                 6.50% Automobile Receivables - Backed Certificates
                               Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:         03/01/97
Monthly Period Ending:            03/31/97
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
I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A. Beginning of period Principal Balance                                           $90,659,150
                                                                                      -----------
   B. Monthly Principal Amounts
      (1) Collections on Receivables outstanding
           at end of period                                            3,026,807
                                                                     -----------
      (2) Collections on Receivables paid off
           during period                                               1,346,151
                                                                     -----------
      (3) Receivables becoming Liquidated Receivables
           during period                                               1,074,916
                                                                     -----------
      (4) Receivables becoming Purchased Receivables
           during period
                                                                     -----------
      (5) Cram Down Losses occurring during period
                                                                     -----------
      (6) Other Receivables adjustments                                   7,598
                                                                     -----------
      (7) Less amounts allocable to Interest                         (1,402,348)
                                                                     -----------
      Total Monthly Principal Amounts                                                   4,053,124
                                                                                      -----------
    C. End of period Principal Balance                                                $86,606,026
                                                                                      -----------
    D. Pool Factor                                                                     68.722009%
                                                                                      -----------
II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:
                                                          CLASS A        CLASS B          TOTAL
                                                          -------        -------          -----
    A. Beginning of period Certificate Balance          $83,406,41    $7,549,637      $90,956,055
                                                        -----------------------------------------
    B. Certificateholders' Principal Distributable
        Amount                                           3,728,874       324,250        4,053,124
        (92% of I.B. for Class A and
         8% of I.B. for Class B)
    C. Change in Class B Principal Carryover Shortfall            0      135,062          135,062
                                                        -----------------------------------------
    D. End of period Certificate Balance                $79,677,544    $7,090,325     $86,767,869
                                                        -----------------------------------------
    E. Certificate Factor                               68.722009%    70.327292%       68.850432%
                                                        -----------------------------------------
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III. RECONCILIATION OF COLLECTION ACCOUNT:

    A. Available Funds:
       (1) Collections on Receivables during period
            (net of Liquidation Proceeds)                             $4,372,958
                                                                      ----------
       (2) Liquidation Proceeds collected
            during period                                                505,482
                                                                      ----------
       (3) Purchase Amounts deposited in Collection
             Account
                                                                      ----------
       (4) Investment income                                              16,048
                                                                      ----------
       (5) Collection of Supplemental Servicing Fees                      69,892
                                                                      ----------
      Total Available Funds                                                             4,964,380
                                                                                       ----------
    B. Distributions:
       (1) Basic Servicing Fee and Supplemental Servicing Fees           255,743
                                                                      ----------
       (2) Agent fees                                                      4,533
                                                                      ----------
       (3) Class A Interest Distributable Amount                         451,785
                                                                      ----------
       (4) Class A Principal Distributable Amount                      3,728,874
                                                                      ----------
       (5) Security Insurer Premiums                                      23,239
                                                                      ----------
       (6) Class B Coupon Interest Amount                                 40,894
                                                                      ----------
       (7) Class B Principal Distributable Amount                        324,250
                                                                      ----------
       (8) Class B Excess Interest Amount                                      0
                                                                      ----------
       (9) Change in Class B Principal Carryover Shortfall               135,062
                                                                      ----------
       Total distributions                                                              4,964,380
                                                                                       ----------
    C. Deficiency Claim Amount                                                                 $0
                                                                                       ----------
IV. RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

    A. Beginning of Period Class B Principal Carryover Shortfall                         $296,905
                                                                                       ----------
    B. Current Month Change                                                              (135,062)
                                                                                       ----------
    C. End of Period Class B Principal Carryover Shortfall                               $161,843
                                                                                       ----------
V.  RECONCILIATION OF SPREAD ACCOUNT:

    A. Beginning of period Spread Account balance                                      $5,439,549
                                                                                       ----------
    B. Additions to Spread Account
       (1) Distributions to Class B Certificateholders                   500,206
            (Total of III.B. (6), (7), (8) and (9))                   ----------
       (2) Investment income                                              24,683
                                                                      ----------
       Total Additions                                                                    524,889
                                                                                       ----------
    C. Spread Account balance prior to withdrawals                                      5,964,438
                                                                                       ----------
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    D. Requisite Amount of Spread Account
       (1) 6% of end of period Principal Balance                       5,196,362
                                                                      ----------
       (2) $100,000                                                      100,000
                                                                      ----------
       (3) 2.5% of Cut-off Date Principal Balance                      3,150,593
                                                                      ----------
       (4) End of period Class A Certificate Balance                  79,677,544
                                                                      ----------
       (5) Lesser of (3) or (4)                                        3,150,593
                                                                      ----------
       (6) Greater of (2) or (5)                                       3,150,593
                                                                      ----------
       (7) 12% of end of period Principal Balance if Trigger Date              0
                                                                      ----------
       Requisite Amount of Spread Account (greater
         of (1) or (6) or (7) if applicable)                                            5,196,362
                                                                                       ----------
    E. Withdrawals from Spread Account
       (1) Priority First - Deficiency Claim Amount
                                                                      ----------
       (2) Priority Second through Sixth
                                                                      ----------
       (3) Priority Seventh  (C. minus D.)                               768,076
                                                                      ----------
       Total withdrawals                                                                  768,076
                                                                                       ----------
    F. End of period Spread Account balance                                            $5,196,362
                                                                                       ----------
VI. PERFORMANCE TESTS:

    A. Delinquency Ratio
       (1) Receivables with Scheduled Payment
            delinquent more than 30 days
            at end of period                                         $10,234,981
                                                                     -----------
       (2) Purchased Receivables with Scheduled
            Payment delinquent more than 30
            days at end of period
                                                                     -----------
       (3) Beginning of period Principal Balance                      90,659,150
                                                                     -----------
       (4) Delinquency Ratio (1)+(2) divided by (3)                                        11.29%
                                                                                       ----------
       (5) Previous Monthly Period Delinquency Ratio                                        9.93%
                                                                                       ----------
       (6) Second previous Monthly Period Delinquency Ratio                                11.18%
                                                                                       ----------
       (7) Average Delinquency Ratio (4)+(5)+(6)
            divided by 3                                                                   10.80%
                                                                                       ----------
       (8) Compliance (Delinquency Test Failure is a
            Delinquency Ratio equal to or greater than 14%)                                  yes
                                                                                       ----------
    B. Default Ratio
       (1) Receivables becoming Defaulted Receivables
            during period                                               $995,939
                                                                     -----------
       (2) Purchased Receivables with Scheduled
            Payment delinquent more than 30
            days at end of period
                                                                     -----------
       (3) Beginning of period Principal Balance                      90,659,150
                                                                     -----------
       (4) Default Ratio (1)+(2) x 12 divided by (3)                                       13.18%
                                                                                       ----------
       (5) Previous Monthly Period Default Ratio                                           12.69%
                                                                                       ----------
       (6) Second previous Monthly Period Default Ratio                                    17.02%
                                                                                       ----------
       (7) Average Default Ratio (4)+(5)+(6) divided by 3                                  14.30%
                                                                                       ----------
       (8) Compliance (Default Test Failure is a
            Default Ratio equal to or greater than 21%)                                       yes
                                                                                       ----------

    C. Net Loss Ratio
       (1) Receivables becoming Liquidated Receivables
            during period                                            $1,074,916
                                                                    -----------
       (2) Purchased Receivables with Scheduled
            Payment delinquent more than 30
            days at end of period
                                                                    -----------
       (3) Cram Down Losses occurring during period
                                                                    -----------
       (4) Liquidation Proceeds collected
            during period                                             (505,482)
                                                                    -----------
       (5) Beginning of period Principal Balance                     90,659,150
                                                                    -----------
       (6) Net Loss Ratio (1)+(2)+(3)-(4) x 12
            divided by (5)                                                                  7.54%
                                                                                       ----------
       (7) Previous Monthly Period Net Loss Ratio                                          11.29%
                                                                                       ----------
       (8) Second previous Monthly Period Net Loss Ratio                                    7.01%
                                                                                       ----------
       (9) Average Net Loss Ratio (6)+(7)+(8)
            divided by 3                                                                    8.61%
                                                                                       ----------
      (10) Compliance (Net Loss Test Failure is a
           Net Loss Ratio equal to or greater than 12%)                                       yes
                                                                                       ----------
VII. DELINQUENCY:

     A. Receivables with Scheduled Payment delinquent
        (1) 31-60 days                                              #       822        $7,770,282
                                                                    -----------------------------
        (2) 61-90 days                                                      170         1,633,566
                                                                    -----------------------------
        (3) over 90 days                                                     87           831,133
                                                                    -----------------------------
         Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                              1,079       $10,234,981
                                                                    -----------------------------
VIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A. Beginning of period number of Receivables                                          10,042
                                                                                       ----------
     B. Number of Receivables becoming Liquidated
          Receivables during period                                                           159
                                                                                       ----------
     C. Number of Receivables becoming Purchased
         Receivables during period
                                                                                       ----------
     D. Number of Receivables paid off during period                                          173
                                                                                       ----------
     E. End of period number of Receivables                                                 9,710
                                                                                       ----------
IX. STATISTICAL DATA:

    A. Weighted Average APR of the Receivables                                             20.28%
                                                                                       ----------
    B. Weighted Average Remaining Term of the Receivables                                   38.80
                                                                                       ----------
    C. Average Receivable Balance                                                          $8,919
                                                                                       ----------
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AmeriCredit Financial Services, Inc.

By:
        --------------------------------------
Name:    DANIEL E. BERCE
Title:   EXECUTIVE VICE-PRESIDENT
         CHIEF FINANCIAL OFFICER & TREASURER
Date:    APRIL 3, 1997